UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders of Karyopharm Therapeutics Inc. (the “Company”) held on May 24, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2022 Plan Amendment”) to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan Amendment, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the 2022 Plan by 5,000,000 shares. The Company’s stockholders also approved at the Annual Meeting an amendment and restatement (the “Amended and Restated ESPP”) of the Karyopharm Therapeutics Inc. 2013 Employee Stock Purchase Plan (the “ESPP”). The Amended and Restated ESPP, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval, (1) eliminates the evergreen provision in the ESPP, which historically provided for an automatic annual increase in the ESPP’s share reserve and (2) increases the number of shares of common stock authorized for issuance under the ESPP from 2,508,923 shares to 4,008,923 shares.

The descriptions of (1) the 2022 Plan, as amended, contained on pages 32 to 44 and (2) the Amended and Restated ESPP contained on pages 45 to 49 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2023 (the “Proxy Statement”), are incorporated herein by reference. Complete copies of the 2022 Plan Amendment and the Amended and Restated ESPP are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Barry E. Greene, Mansoor Raza Mirza M.D. and Christy J. Oliger as Class I directors, each to serve on the Board for a three-year term until the 2026 annual meeting of stockholders and until his or her resignation or removal or until his or her successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Barry E. Greene	58,860,920	24,024,778	11,788,083
Mansoor Raza Mirza, M.D.	62,837,325	20,048,373	11,788,083
Christy J. Oliger	71,938,288	10,947,410	11,788,083

2.

The Company’s stockholders approved the 2022 Plan Amendment to increase the number of shares of the Company’s common stock available for issuance under the 2022 Plan by 5,000,000 shares. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
60,041,756	22,748,014	95,928	11,788,083

3.	The Company’s stockholders approved the Amended and Restated ESPP. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
71,560,077	11,112,745	212,876	11,788,083

4.

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000 (the “Share Increase Amendment”). The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining
78,290,187	16,267,756	115,838

The Company filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 24, 2023 to effect the Share Increase Amendment.

5.

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation (the “Officer Exculpation Amendment”). The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
58,648,166	23,733,047	504,485	11,788,083

The Company filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 24, 2023 to effect the Officer Exculpation Amendment.

6.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
64,822,475	17,787,485	275,738	11,788,083

7.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
89,748,838	4,617,992	306,951

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Amendment No. 1 to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 11, 2023)

99.2	Karyopharm Therapeutics Inc. Amended and Restated 2013 Employee Stock Purchase Plan (incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 11, 2023)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: May 25, 2023	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary